[MHM, March 24, 2009]
[Translation]

Filing Document:	EXTRAORDINARY REPORT

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 24, 2009

Name of the Fund:	PUTNAM DIVERSIFIED INCOME TRUST

Name of the Registrant Issuer:	PUTNAM DIVERSIFIED INCOME TRUST

Name of Representative:	Charles E. Porter
Executive Vice President, Associate Treasurer,
Principal Executive Officer and Compliance
Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this
Extraordinary Report is available

for Public Inspection:	Not applicable.

Note: The address of Mori Hamada & Matsumoto is to be changed to “Marunouchi Park Building, 6-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo” as from May 7, 2009.

I. REASON FOR FILING THIS EXTRAORDINARY REPORT:

As there were changes in the major related parties and the restrictions of investment of Putnam Diversified Income Trust (the "Fund"), the Fund hereby submits this Extraordinary Report pursuant to Article 24-5, Paragraph 4 of the Financial Instruments and Exchange Law and Article 29, Paragraph 2, Sub-paragraphs 2 and 3 of the Cabinet Ordinance Concerning Disclosure of Contents, etc. of Specified Securities.

II. Contents of Changes

A. On Related Parties

The Investor Servicing Agent of the Fund was changed from Putnam Fiduciary Trust Company to Putnam Investor Services, Inc. as of January 1, 2009.

1. Name, Amount of Capital, and Outline of Business Relationship with the Fund:

(1) Name of the Related Company: Putnam Investor Services, Inc.

(2) Amount of Capital:

U.S. $142,225,528* (approximately ¥12.9 billion) as of the end of January, 2009

* This figure is unaudited.

(Note) U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = JPY 91.03, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 30, 2008.

(3) Outline of Business Relationship with the Fund:

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

2. Date of Change:

January 1, 2009

B On Restrictions of Investment

There were changes in the restrictions of investment of the Fund as follows:

1. Outline of the changes

Restrictions of Investment:

[Before amendment]

- Omitted hereinbefore -

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

- Omitted hereinafter -

[After amendment]

- Omitted hereinbefore -

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

The Fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

- Omitted hereinafter -

2. Date of Change:

January 30, 2008

[Attachments]

1) Incumbency Certificate; and

2) Power of Attorney.